================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 26, 2006 (MAY 22, 2006)

                                   ----------

                              TUTOGEN MEDICAL, INC.
               (Exact Name of Registrant as Specified in Charter)


    FLORIDA                        0-16128                       59-3100165
(State or Other           (Commission File Number)            (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                        13709 PROGRESS BOULEVARD, BOX 19
                             ALACHUA, FLORIDA 32615
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (386) 462-0402

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 24 2006, Tutogen Medical, Inc. (the "Company") issued a press release announcing management's preliminary financial estimates for the fiscal second quarter ended March 31, 2006. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

         This information furnished pursuant to this Item of the Current Report on Form 8-K (including the exhibits hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

         As previously disclosed, on May 16, 2006, the Company announced that it expects to restate its 2003, 2004 and 2005 fiscal year and 2006 first fiscal quarter financial statements, as a result of an error discovered by management during its second quarter review in the accounting of actual costs associated with inventory purchased from its German subsidiary.

         On May 24, 2006, the Company announced that the ongoing review will necessitate a late filing of the Company's Quarterly Report on Form 10-Q for the fiscal second quarter ended March 31, 2006 (the "Form 10-Q") with the Securities and Exchange Commission (the "SEC"). As a result of the Company not timely filing its Form 10-Q, which was due on or before May 22, 2006 (the Company previously filed a Form 12b-25 with the SEC on May 16, 2006, which extended the due date of the Form 10-Q from May 15, 2006 to May 22, 2006), the Company failed to comply with Section 134, Section 1003(d) and Section 1101 of the American Stock Exchange ("AMEX") listing standards. The Company is aware that it will be automatically notified by AMEX that the listing status of its stock may be subject to review. Management believes that its review of the Company's financial statements, including a restatement of such previously reported financial statements, will be completed in June and that the Company will then promptly file amended Form 10-K and Form 10-Q Reports with the SEC; thereby, management believes, it is likely the Company will be deemed in compliance with AMEX listing standards.

         A copy of the press release relating to the foregoing is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

        99.1    Press Release dated May 24, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TUTOGEN MEDICAL, INC.


Dated: May 26, 2006                         /S/ GUY L. MAYER
                                            ----------------
                                            Guy L. Mayer
                                            Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------

99.1                                Press Release dated May 24, 2006.